UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 25, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

SWITZERLAND	000-53604	98-0619597

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

Dorfstrasse 19A
Baar, Switzerland	6340

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 41 (41) 761 65 55
(Former name or former address, if changed since last report)
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information included under Item 2.03 of this Current Report is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Noble Drilling Corporation 7.50% Senior Notes due 2019
     In connection with an internal reorganization (the “Reorganization”) involving various subsidiaries of Noble Corporation, a Swiss corporation (“Noble Switzerland”), and Noble Cayman, a Cayman Islands company (“Noble Cayman,” and together with Noble Switzerland, the “Registrants”), on September 25, 2009, Noble Drilling Corporation, a Delaware corporation (“Noble Drilling”), Noble Drilling Holding LLC, a Delaware limited liability company, Noble Drilling Services 1 LLC (“NDS1”), a newly formed Delaware limited liability company and wholly owned, indirect subsidiary of the Registrants, Noble Holding (U.S.) Corporation, a Delaware corporation (“Holding”), Noble Cayman, and The Bank of New York Mellon Trust Company, N.A., successor by merger to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association), as trustee (the “Trustee”), entered into a Fourth Supplemental Indenture to the Indenture dated as of May 1, 1999 (as supplemented, the “Noble Drilling Indenture”). The Noble Drilling Indenture governs Noble Drilling’s 7.50% Senior Notes due 2019 (the “Noble Drilling Notes”), of which approximately $202 million in aggregate principal amount were outstanding as of September 30, 2009. Pursuant to the Fourth Supplemental Indenture, NDS1, as the transferee of certain assets of Noble Drilling, became a co-issuer under the Noble Drilling Indenture and assumed Noble Drilling’s covenants and obligations under the Noble Drilling Indenture, including the due and punctual payment of the principal of, premium, if any, interest on and additional amounts due under the Noble Drilling Notes.
     On October 1, 2009, NDS1 merged with and into Noble Drilling Services 6 LLC (“NDS6”), a newly formed Delaware limited liability company and wholly owned, indirect subsidiary of the Registrants, with NDS6 being the surviving entity. In connection with the merger, on October 1, 2009, Noble Drilling, NDS6, Holding, Noble Cayman and the Trustee entered into a Fifth Supplemental Indenture to the Noble Drilling Indenture. Pursuant to the Fifth Supplemental Indenture and effective upon the consummation of the merger, NDS6, as successor by merger to NDS1, became a co-issuer under the Noble Drilling Indenture and assumed NDS1’s covenants and obligations under the Noble Drilling Indenture, including the due and punctual payment of the principal of, premium, if any, interest on and additional amounts due under the Noble Drilling Notes. NDS1 was released of all of its covenants and obligations under the Noble Drilling Indenture and the Noble Drilling Notes.
     The foregoing descriptions are qualified in their entirety by reference to the Fourth Supplemental Indenture and the Fifth Supplemental Indenture, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report and are incorporated by reference herein.

     Noble Cayman 5.875% Senior Notes due 2013
     Also in connection with the Reorganization, on October 1, 2009, Noble Cayman, Noble Drilling, Noble Holding International Limited, a Cayman Islands company (“NHIL”), and the Trustee, entered into a Second Supplemental Indenture to the Indenture dated as of May 26, 2006 (as supplemented, the “Noble Cayman Indenture”). The Noble Cayman Indenture governs Noble Cayman’s 5.875% Senior Notes due 2013 (the “Noble Cayman Notes”), of which approximately $300 million in aggregate principal amount were outstanding as of September 30, 2009. Pursuant to the Second Supplemental Indenture, NHIL agreed to fully and unconditionally guarantee the due and punctual payment of the principal of, premium, if any, interest on and all other amounts due under the Noble Cayman Indenture and the Noble Cayman Notes.
     The foregoing description is qualified in its entirety by reference to the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Current Report and is incorporated by reference herein.
     Noble Cayman Revolving Credit Agreement
     In connection with the Reorganization and NHIL’s execution of the Second Supplemental Indenture, on October 1, 2009, NHIL, Noble Cayman and Citibank, N.A., entered into a Subsidiary Guaranty Agreement pursuant to which NHIL irrevocably and unconditionally guaranteed the payment obligations of Noble Cayman under the Revolving Credit Agreement, dated as of March 15, 2007, among Noble Cayman, as borrower, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, swingline lender and an issuing bank, SunTrust Bank, as syndication agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Houston Agency, Fortis Capital Corp. and Wells Fargo Bank, N.A., as co-documentation agents, and Citigroup Global Markets Inc. and SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., as co-lead arrangers and co-book-running managers. As of September 30, 2009, there were no borrowings outstanding under the Revolving Credit Agreement.
     The foregoing description is qualified in its entirety by reference to the Subsidiary Guaranty Agreement, a copy of which is filed as Exhibit 4.4 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
4.1	—	Fourth Supplemental Indenture, dated as of September 25, 2009, among Noble Drilling Corporation, as Issuer, Noble Drilling Holding LLC, as Co-Issuer, Noble Drilling Services 1 LLC, as Co-Issuer, Noble Holding (U.S.) Corporation, as Guarantor, Noble Corporation, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Drilling Corporation 7.50% Senior Notes due 2019).

4.2	—	Fifth Supplemental Indenture, dated as of October 1, 2009, among Noble Drilling Corporation, as Issuer, Noble Drilling Holding LLC, as Co-Issuer, Noble Drilling Services 6 LLC, as Co-Issuer, Noble Holding (U.S.) Corporation, as Guarantor, Noble Corporation, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Drilling Corporation 7.50% Senior Notes due 2019).

4.3	—	Second Supplemental Indenture, dated as of October 1, 2009, among Noble Corporation, as Issuer, Noble Drilling Corporation, as Guarantor, Noble Holding International Limited, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Corporation (Cayman) 5.875% Senior Notes due 2013).

4.4	—	Subsidiary Guaranty Agreement, dated as of October 1, 2009, among Noble Holding International Limited, Noble Corporation and Citibank, N.A., as Administrative Agent (relating to Noble Corporation (Cayman) revolving credit agreement).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation, a Swiss corporation Noble Corporation, a Cayman Islands company
Date: October 1, 2009	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President, Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
4.1	—	Fourth Supplemental Indenture, dated as of September 25, 2009, among Noble Drilling Corporation, as Issuer, Noble Drilling Holding LLC, as Co-Issuer, Noble Drilling Services 1 LLC, as Co-Issuer, Noble Holding (U.S.) Corporation, as Guarantor, Noble Corporation, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Drilling Corporation 7.50% Senior Notes due 2019).

4.2	—	Fifth Supplemental Indenture, dated as of October 1, 2009, among Noble Drilling Corporation, as Issuer, Noble Drilling Holding LLC, as Co-Issuer, Noble Drilling Services 6 LLC, as Co-Issuer, Noble Holding (U.S.) Corporation, as Guarantor, Noble Corporation, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Drilling Corporation 7.50% Senior Notes due 2019).

4.3	—	Second Supplemental Indenture, dated as of October 1, 2009, among Noble Corporation, as Issuer, Noble Drilling Corporation, as Guarantor, Noble Holding International Limited, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Corporation (Cayman) 5.875% Senior Notes due 2013).

4.4	—	Subsidiary Guaranty Agreement, dated as of October 1, 2009, among Noble Holding International Limited, Noble Corporation and Citibank, N.A., as Administrative Agent (relating to Noble Corporation (Cayman) revolving credit agreement).